Exhibit 10.v

                          RENEWED, AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE
                                    [Florida]

$300,000.00                                                    February 12, 2003
                                                               Atlanta, Georgia

      WHEREAS, Ridgewood Hotels, Inc., a Delaware corporation ("Ridgewood") issued to Louisville Hotel, L.P., a Delaware limited partnership ("Louisville") that certain Secured Promissory Note (Florida) dated September 30, 1999 in the principal amount of $300,000 (the "Original Note");

      WHEREAS, Ridgewood and Louisville have agreed to renew, amend and restate the Original Note as more particularly set forth herein.

      NOW, THEREFORE, the Original Note is hereby renewed, amended and restated as follows:

      FOR VALUE RECEIVED, RIDGEWOOD HOTELS, INC., a Delaware corporation ("Maker"), hereby promises to pay to LOUISVILLE HOTEL, L.P., a Delaware limited partnership ("Holder"), or order, at One North Clematis Street, Suite 305, West Palm Beach, FL 33401, the principal amount of Three Hundred Thousand Dollars ($300,000.00), with interest on such amount until paid, at the rate set forth below and payable as follows:

      1. Interest Rate

      The amount of outstanding principal shall bear interest at the rate of thirteen percent (13%) per annum from October 1, 1999 through February 12, 2003, and at the rate of ten percent (10%) per annum from and after February 12, 2003; provided, however, that if there is an Event of Default with respect to any monetary obligation then for so long as such Event of Default continues the outstanding principal shall bear interest at the rate of fifteen percent (15%). Interest shall be calculated on the basis of a 365-day year.

      2. Term

      Principal, together with any and all accrued and unpaid interest, shall be due and payable in quarterly installments in the amount of $50,000 with the first such installment due on July 1, 2004 and subsequent installments due on the first day of each October, January, April and July thereafter until such time as the principal and all accrued and unpaid interest have been paid in full; provided, however, that Maker's obligations to make such principal and interest payments are limited by the provisions of paragraph 19 hereof.

      3. Payment

      Interest only shall be payable in monthly installments in arrears and interest payments for each month shall be due on the fifteenth (15th) day of each following month beginning on February 15, 2003, and continuing until the date on which the final principal payment is due, on which date the amount equal to the remaining outstanding principal balance, together with accrued and unpaid interest, shall be due and payable.

      Any payment hereunder shall be applied first to the payment of costs and charges of collection, if any, then to accrued interest, and the balance, if any, shall be then applied to reduction of principal. Principal and interest are payable in lawful money of the United States of America.

      4. Late Payment

      Maker agrees that if on or after February 12, 2003 for any reason it fails to make any of the monthly or quarterly payments required herein, within five
(5) days after the due date, Holder shall be entitled to damages for the detriment caused thereby, the extent of which damages are extremely difficult and impractical to ascertain. Maker therefore agrees that a sum equal to five percent (5%) of such delinquent payment is a reasonable estimate of such damages and Maker agrees to pay such sum upon demand by Holder. Acceptance of such late charge by the Holder shall in no event constitute a waiver of Maker's default with respect to such overdue amount nor prevent the Holder from exercising any of the other rights and remedies granted hereunder.

      5. Security Agreement

      This Note is secured by the Mortgage, Assignment of Rents and Security Agreement from Ridgewood to Louisville recorded October 18, 1999 in Official Records Book 3741, page 1746, as corrected by that certain Corrected and Amended and Recorded Mortgage, Assignment of Rents and Security Agreement filed in Official Records Book 3789, page 924, as modified by the Partial Release of Mortgage filed in Official Records Book 3789, page 940 between the parties (the "Security Agreement") with respect to certain land located in Seminole County, Florida as more fully described in the Security Agreement (the "Property") and by that Certain Membership Interest Security Agreement between Ridgewood Hotels, Inc. and Louisville Hotel L.P. dated as of September 30, 1999 as amended (the "Membership Interest Agreement"). All references to the Official Records Book are references to the public records of Seminole County, Florida.

      6. Default/Acceleration

If any one or more of the following events shall occur (hereinafter called an "Event of Default"), namely: (i) default shall be made in the payment of any installment hereunder, when due which is not cured within any applicable cure period; or (ii) Maker shall become insolvent, or shall be unable to pay its debts as they mature; or shall admit in writing its inability to pay its debts as they mature; or shall make an assignment for the benefit of its creditors; or shall file or commence or have filed or commenced against it any proceeding for any relief under any bankruptcy or insolvency law or any law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, or a receiver or trustee shall be appointed for the undersigned; or (iii) there shall be a material adverse change in the financial condition of Maker as compared to its financial condition as of the date hereof or (iv) an event of default shall exist under the Security Agreement or the Membership Interest Agreement which is not cured within any applicable cure period; or (v) there is an Event of Default under that certain

Amended and Restated Promissory Note between Maker and Holder dated of even date herewith in the principal amount of $933,000 (vi) Maker shall fail to comply with any other provision of this Note; or (vii) any representation or warranty made herein or in the Security Agreement shall be false in any material respect; or and with respect to each of the foregoing, in the case of any monetary obligation, the same shall not be paid within five (5) days of written notice of such failure by Holder to Maker, and in the case of any non-monetary obligation which is curable, the same shall not be cured within twenty (20) days of written notice of such failure by Holder to Maker (provided that if a cure period is provided in the Security Agreement or Membership Interest Agreement, such cure period shall control with respect to defaults under such agreement, and the cure period provided herein shall not apply with respect thereto), THEN, upon the occurrence of any such Event of Default, or upon the expiration of the term of this Note, Holder at its election, and without presentment, demand, notice of any kind, all of which are expressly waived by Maker, may declare the entire outstanding balance of principal and interest thereon immediately due and payable, together with all costs of collection, including attorneys' fees, or may exercise upon or enforce its rights to its collateral, as may be set forth in the Security Agreement or otherwise.

      7. No Waiver By Holder

      The acceptance by Holder of any payment under this Note after the date such payment is due, or the failure to declare an Event of Default as herein provided, shall not constitute a waiver of any of the terms of this Note or the right to require the prompt payment when due of future or succeeding payments or to declare an Event of Default for any failure to so pay or for any other default. The acceptance by Holder of a payment of a portion of any installment at any time that such installment is due in full shall not cure or excuse the default caused by the failure to pay such installment in full and shall not constitute a waiver of the right to require full payment when due of all future or succeeding installments.

      8. Attorneys' Fees And Costs

      In the event Holder takes any action to enforce any provision of this Note, either through legal proceedings or otherwise, Maker promises to immediately reimburse Holder for reasonable attorneys' fees and all other costs and expenses so incurred. Maker shall also reimburse Holder for all reasonable attorneys' fees and costs reasonably incurred in the representation of Holder in any bankruptcy, insolvency, reorganization or other debtor-relief proceeding of or relating to Maker or any security for the obligations hereunder, or for any action to enforce any judgment rendered hereon or relating to enforcement hereof.

      9. Waivers

      The Maker, endorsers, guarantors and sureties of this Note hereby waive diligence, demand, presentment, notice of non-payment, protest and notice of protest; expressly agree that this Note, or any payment hereunder, may be renewed, modified or extended from time to time and at any time; and consent to the acceptance or release of security for this Note or the release of any party or guarantor, all without in any way affecting their liability and waive the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any guaranty thereof, or to any agreement to pay the same to the full extent permissible by law.

      10. Maximum Interest

      In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of money to be loaned hereunder or otherwise, for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law. If from any circum-stance whatsoever fulfillment of any provision hereof exceeds the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Holder shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to Maker.

      11. Prepayment

      Maker may prepay this Note in full or in part at any time without prepayment charge; provided that any partial prepayments of principal shall be in an amount not less than $50,000. No partial prepayment shall release Maker from thereafter tendering all regular scheduled monthly payments required herein until the Note is paid in full.

      12. Notices

      Any notice which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

      To Maker:   Ridgewood Hotels, Inc.
                  100 Rue Charlemagne
                  Braselton, GA 30517
                  Attn: Mr. Henk Evers
                  Telephone: (678) 425-9000
                  Facsimile: (678) 425-6913

      To Holder:  Louisville Hotel, L.P.
                  c/o Sterling USA, Inc.
                  One North Clematis Street - Suite 305
                  West Palm Beach, FL 33401
                  Attn: David Kosoy
                  Telephone: (561) 835-1810
                  Facsimile: (561) 835-4118

Any notice so given by mail shall be deemed to have been given as of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so give shall be deemed given upon receipt of the same by the party to whom the same is to be given.

Maker hereby designates The Corporate Trust Company, whose address is 1209 Orange Street, Wilmington, Delaware 19801, as the Maker's agent for receipt of service of process in any action filed or instituted by Holder in respect of this Note or the Security Agreement or any other document, instrument or agreement evidencing, securing or in any way related to the indebtedness evidence by this Note.

      13. Additional Representations, Warranties and Covenants

      Maker is a corporation formed and incorporated under the laws of the State of Delaware. The principal place of business and chief executive office of Maker is located at the address for notice to such party as set forth herein.

Maker shall, from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable or that Holder may request, in order to effectuate the provisions of this Note.

      In the event that Maker ceases to be a public company, then after such date Maker shall provide to Holder (i) within 45 days of the end of each fiscal quarter, copies of unaudited financial statements and (ii) within 90 days of the end of Maker's fiscal year copies of Maker's audited financial statements. Holder agrees that any such financial statements provided to Holder shall be considered confidential information of Maker and shall not be disclosed by Holder to any third party.

      14. Miscellaneous

      The terms of this Note shall inure to the benefit of and bind the parties hereto and their successors and assigns. As used herein the term "Maker" shall include the undersigned Maker and any other person or entity who may subsequently become liable for the payment hereof.

The term of this Note shall inure to the benefit of and bind Maker and Holder and their successors and assigns. The term "Holder" shall include the named Holder as well as any other person or entity to whom this Note or any interest in this Note is conveyed, transferred or assigned. Each person signing this Note on behalf of Maker represents and warrants that he has full authority to do so and that this Note binds Maker.

      15. Time of Essence

      It is agreed that time is of the essence as to every term, condition and provision of this Note.

      16. Severability

      Every provision hereof is intended to be several and if any provision is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

      17. Modification

      This Note may not be changed or modified orally, nor may any right or provision hereof be waived orally, but in each instance only by an instrument in writing signed by the party against which enforcement of such change, modification or waiver is sought.

      18. Remedies Cumulative

      Each and every right, remedy and power hereby granted to Holder or allowed it by law or other agreement shall be cumulative and not exclusive and may be exercised by Holder from time to time.

      19. Transfer of Property

      If Maker establishes Legal Access (as defined herein) to the Property at any time prior to July 1, 2004, then Maker shall, at its option, either (i) pay an amount equal to all remaining outstanding principal hereunder plus any accrued but unpaid interest thereon or (ii) convey to Holder (or such other entity as Holder designates in writing prior to such conveyance) good and marketable title to the Property subject only to this Note and the Permitted Title Exceptions shown on Exhibit A hereto and those matters set forth on that certain ALTA/ACSM Land Title Survey of the Property by Benchmark Surveying & Mapping Consultants, Inc. dated October 25, 2003. The closing of the conveyance (the "Closing") shall take place on the third business day following Holder's receipt of documentation from Maker establishing, to the Holder's reasonable satisfaction, Legal Access to the Property. At the Closing, (i) Maker shall convey to Holder (or its designated entity) the Property by Special Warranty Deed in the form attached hereto as Exhibit B, (ii) Maker shall deliver to Holder (or its designated entity) a certificate and affidavit with respect to
Section 1445 of the Internal Revenue Code in the form attached as Exhibit C and an Owner's Affidavit in the form attached as Exhibit D, (ii) Holder shall accept (or shall cause its designee to accept) such conveyance and deliveries, shall release Maker from any liability under this Note and shall execute and deliver to Maker a Release in the Form attached hereto as Exhibit E, and (iii) real estate taxes with respect to the then current year shall be prorated as of the Closing with Maker receiving a credit for any such taxes paid in advance or Holder (or its designee) receiving a credit for the period prior to the Closing for which such taxes have not been paid. For purposes of this Note, Legal Access shall mean (a) that there is (1) access to the Property from an existing public right-of-way such that Chicago Title Insurance Company ("Chicago Title") further endorses the Title Commitment No. 100204379 issued by Chicago Title dated October 28, 2002 to remove exception number 11 from Endorsement No. 2 to such Title Commitment (or such that another nationally recognized title company issues a title commitment without any similar exception relating to access to the Property) and (2) direct unimpeded access to the Property from a public roadway by a properly recorded grant of easement providing for the perpetual right in favor of the Owner(s), from time to time, of the Property, and its (or their respective) successors, assigns and lessees to access the Property from such public roadway and such access easement is sufficient in size and configuration to allow pedestrian and vehicular traffic (including automobiles and full size trucks) or (b) such other access as is reasonably acceptable to Holder. If Maker establishes Legal Access after July 1, 2004, Maker may, but shall not be obligated to, convey the Property to Holder (or its designated entity) on the terms set forth above.

      Upon and after the conveyance of the Property as set forth herein, and notwithstanding any other provision of this Note or the Security Agreement, Maker shall not be personally liable for the payment of the principal sum or any interest due or any other amount under this Note, and Holder agrees that in no event shall any monetary deficiency judgment for such amount be sought or secured against Maker for the payment of sums due hereunder.

      20. Governing Law

      This Note shall be governed by and construed under the laws of the State of Delaware.

      21. Waiver of Jury Trial

      Maker and Holder, to the fullest extend permitted by law, each hereby waives all right to a trial by jury in any action or proceeding arising out of this Note.

                            [Signature page follows]

      This RENEWED, AMENDED AND RESTATED SECURED PROMISSORY NOTE renews, amends and restates the Original Note (the original of which is attached hereto) and Holder's acceptance of this Renewed, Amended and Restated Secured Promissory Note constitutes Holder's agreement to the terms set forth herein.

                                        MAKER:

                                        RIDGEWOOD HOTELS, INC.,
                                        a Delaware corporation


                                        By:_____________________________________

                                        Its:____________________________________

                                   EXHIBIT "A"

1. Taxes, special taxes and assessments for the current year which are liens not yet due and payable.

2. Easement from Longwood Inn, Inc. to Florida Power Corporation filed in Official Records Book 1013, Page 187, Public Records of Seminole County, Florida.

3. Easement by and among Overstreet Investment Company, ABE Kamenoff, Phyllis Kamenoff and Standard Oil Company, filed in Official Records Book 839, Page 163, aforesaid records.

4. Distribution Easement from Ridgewood Properties, Inc. to Florida Power Corporation, filed in Official Records book 1893, Page 1208, aforesaid records.

5. Easement from ABE Kamenoff and Phyllis Kamenoff to Seminole County, Florida filed in Official Records Book 530, Page 662, aforesaid records.

6. Grant of License from Ridgewood Properties, Inc. to Sanlando Utilities Corporation, filed in Official Records Book 1974, Page 1827, aforesaid records.

7. Agreement by and between CMEI, Inc. and William J. Goodman, filed in Official Records Book 1266, Page 997, aforesaid records.

8. Consent to Encroachments by and between Ridgewood Properties, Inc. and Ridgewood Orlando, Inc., filed in Official Records Book 2935, Page 615, aforesaid records (see Quitclaim Deed filed in Official Records Book 1387, Page 866, Warranty Deed filed in Official Records Book 1695, Page 589, Warranty Deed filed in Official Records Book 2106, Page 350, Special Warranty Deed filed in Official Records Book 2935, Page 531, Corrective Special Warranty Deed filed in Official Records Book 3863, Page 793 and Special Warranty Deed filed in Official Records Book 3863, Page 797, aforesaid records).

9. Any claim that any portion of said lands are sovereign lands of the State of Florida, including submerged, filled or artificially exposed lands and lands accreted to such lands.

10. Mortgage, Assignment of Rents and Security Agreement from Ridgewood Hotels, Inc. to Louisville Hotels, L.P., recorded October 18, 1999 in Official Records Book 3741, Page 1746, aforesaid records; as affected by Partial Release of Mortgage filed in Official Records Book 3789, Page 940, aforesaid records; and as affected by Corrected and Amended and Rerecorded Mortgage, Assignment of Rents and Security Agreement filed in Official Records Book 3789, Page 924, aforesaid records.

11. Financing Statement from Ridgewood Hotels, Inc., debtor, and Louisville Hotel, L.P., secured party, recorded January 20, 2000 in Official Records Book 3789, Page 946, aforesaid records.

12. Financing Statement from Ridgewood Hotels, Inc., debtor, and Louisville Hotel, L.P., secured party, recorded January 20, 2000 in Official Records Book 3789, Page 949, aforesaid records.

13. Any and all matters which would be disclosed by a current and accurate survey of the subject property.

                                   EXHIBIT "B"

Tax Parcel No. 02-21-29-300-005B-0000

Prepared by:

David G. Thunhorst, Esq.
Rogers & Hardin LLP
229 Peachtree Street, N.E.
Suite 2700
Atlanta, Georgia 30303

After recording, please return to:

__________________________________
__________________________________
__________________________________

                              SPECIAL WARRANTY DEED

      THIS INDENTURE, made as of this ____ day of ______________, 200___, between RIDGEWOOD HOTELS, INC. formerly known as RIDGEWOOD PROPERTIES, INC., a Delaware corporation, whose address is 100 Rue Charlemagne, Braselton, Georgia 30517 (hereinafter referred to as "Grantor"), and SC LONGWOOD LAND, LLC, a Florida limited liability company (Taxpayer I.D. No. _________________), whose address is One North Clematis Street, Suite 305, West Palm Beach, Florida 33401.

      (Whenever used herein the terms "Grantor" and "Grantee" include the parties to this Instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of trustees, partnerships and corporations.)

                              W I T N E S S E T H:

      That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable considerations, the receipt and sufficiency of which is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto Grantee, its successors and assigns, all of Grantor's right, title and interest in and to that certain real property situate, lying and being in Seminole County, Florida (hereinafter referred to as the "Property"), and being more particularly described in Exhibit "A" attached hereto and made a part hereof, subject to all taxes and other assessments, reservations in patents and all easements, rights-of-way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities as may appear of record, including but not limited to those items more particularly described in Exhibit "B" attached hereto and made a part hereof.

      TOGETHER with all of the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

      TO HAVE AND TO HOLD the same in fee simple forever.

      AND Grantor hereby covenants with Grantee that Grantor is lawfully seized of the Property in fee simple; that Grantor has good right and lawful authority to sell and convey the Property, and hereby fully warrants the title to the Property and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against no others.

      IN WITNESS WHEREOF, Grantor has caused this instrument to be executed in its name by its corporate officer thereunto duly authorized, has caused its corporate seal to be hereunto affixed and has intended this instrument to be and become effective as of the day and year first above written.

Signed, sealed and delivered            RIDGEWOOD HOTELS, INC., a Delaware
in the presence of:                     corporation


______________________________          By:_____________________________________
Print Name:___________________                Henk Evers, President

                                                                [CORPORATE SEAL]


______________________________
Print Name:___________________

STATE OF GEORGIA

COUNTY OF ____________

      The foregoing instrument was acknowledged before me this ____ day of ____________, 200___, by Henk Evers, President of Ridgewood Hotels, Inc., Delaware corporation, on behalf of the corporation. Said person (check one) |_| is personally known to me, |_| produced a driver's license (issued by a state of the United States within the last five (5) years) as identification, or |_| produced other identification, to wit:___________________________________.


                                        ________________________________________
                                        Notary Public, State of ________________
                                        Name:___________________________________
                                        My Commission Expires:__________________
                                        My Commission Number is: _______________

                      Exhibit "A" to Special Warranty Deed

All that certain parcel of land lying and being in the County of Seminole and State of Florida, being more particularly described as follows:

Beginning at the NW corner of the NW 1/4 of the NE 1/4 of the SW 1/4 of Section 2, Township 21 South, Range 29 East; thence North 00 degrees 14 minutes 19 seconds West 180.52 feet; thence North 00 degrees 12 minutes 19 seconds West
498.38 feet to the TRUE POINT OF BEGINNING; thence North 00 degrees 12 minutes 19 seconds West 100.00 feet to a point on the southeasterly right of way line of the Atlantic Coast Line Railroad; thence North 34 degrees 31 minutes 40 seconds East 525.04 feet; thence South 89 degrees 53 minutes 46 seconds East 165.38 feet to a point on the curve in the westerly right of way line of Interstate Highway 4 said curve being concave to the NE; thence southerly along the arc of said curve having a radius of 3014 feet and a central angle of 06 degrees 12 minutes 32 seconds a distance of 321.71 feet to a point on a line tangent to said curve; thence South 10 degrees 01 minutes 51 seconds West along said tangent and the westerly Interstate Highway 4 right of way 93.32 feet; thence South 89 degrees 44 minutes 14 seconds West 245.00 feet; thence South 00 degrees 15 minutes 46 seconds East 45.00 feet; thence South 58 degrees 53 minutes 58 seconds West
148.74 feet to the TRUE POINT OF BEGINNING.

                      Exhibit "B" to Special Warranty Deed

1. Taxes, special taxes and assessments for the current year which are liens not yet due and payable.

2. Easement from Longwood Inn, Inc. to Florida Power Corporation filed in Official Records Book 1013, Page 187, Public Records of Seminole County, Florida.

3. Easement by and among Overstreet Investment Company, ABE Kamenoff, Phyllis Kamenoff and Standard Oil Company, filed in Official Records Book 839, Page 163, aforesaid records.

4. Distribution Easement from Ridgewood Properties, Inc. to Florida Power Corporation, filed in Official Records book 1893, Page 1208, aforesaid records.

5. Easement from ABE Kamenoff and Phyllis Kamenoff to Seminole County, Florida filed in Official Records Book 530, Page 662, aforesaid records.

6. Grant of License from Ridgewood Properties, Inc. to Sanlando Utilities Corporation, filed in Official Records Book 1974, Page 1827, aforesaid records.

7. Agreement by and between CMEI, Inc. and William J. Goodman, filed in Official Records Book 1266, Page 997, aforesaid records.

8. Consent to Encroachments by and between Ridgewood Properties, Inc. and Ridgewood Orlando, Inc., filed in Official Records Book 2935, Page 615, aforesaid records (see Quitclaim Deed filed in Official Records Book 1387, Page 866, Warranty Deed filed in Official Records Book 1695, Page 589, Warranty Deed filed in Official Records Book 2106, Page 350, Special Warranty Deed filed in Official Records Book 2935, Page 531, Corrective Special Warranty Deed filed in Official Records Book 3863, Page 793 and Special Warranty Deed filed in Official Records Book 3863, Page 797, aforesaid records).

9. Any claim that any portion of said lands are sovereign lands of the State of Florida, including submerged, filled or artificially exposed lands and lands accreted to such lands.

10. Mortgage, Assignment of Rents and Security Agreement from Ridgewood Hotels, Inc. to Louisville Hotels, L.P., recorded October 18, 1999 in Official Records Book 3741, Page 1746, aforesaid records; as affected by Partial Release of Mortgage filed in Official Records Book 3789, Page 940, aforesaid records; and as affected by Corrected and Amended and Rerecorded Mortgage, Assignment of Rents and Security Agreement filed in Official Records Book 3789, Page 924, aforesaid records.

11. Financing Statement from Ridgewood Hotels, Inc., debtor, and Louisville Hotel, L.P., secured party, recorded January 20, 2000 in Official Records Book 3789, Page 946, aforesaid records.

12. Financing Statement from Ridgewood Hotels, Inc., debtor, and Louisville Hotel, L.P., secured party, recorded January 20, 2000 in Official Records Book 3789, Page 949, aforesaid records.

13. Any and all matters which would be disclosed by a current and accurate survey of the subject property.

                                   EXHIBIT "C"

STATE OF GEORGIA
COUNTY OF __________

                      CERTIFICATE AND AFFIDAVIT FOR SALE OF
                      UNITED STATES REAL PROPERTY BY ENTITY
                               (Florida Property)

      Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by Ridgewood Hotels, Inc., a Delaware corporation (hereinafter "Transferor") (said real property interest being more particularly described in Exhibit "A" attached hereto and made a part hereof), the undersigned, being duly authorized, hereby certifies and states on oath the following to SC Longwood Land, LLC, a Florida limited liability company, on behalf of Transferor:

      1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. Transferor's United States employer identification number is 58-1656330; and

      3. Transferor's office address is 1106 Highway 124, Hoschton, Georgia
30548.

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this certification and that to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor as President.

Sworn to and subscribed before me
this _____ day of ________, 2002.


_____________________________           ________________________________________
Notary Public                           Henk Evers
My Commission Expires:
_____________________________

[NOTARIAL SEAL]

                     Exhibit "A" to Certificate of Affidavit

All that certain parcel of land lying and being in the County of Seminole and State of Florida, being more particularly described as follows:

Beginning at the NW corner of the NW 1/4 of the NE 1/4 of the SW 1/4 of Section 2, Township 21 South, Range 29 East; thence North 00 degrees 14 minutes 19 seconds West 180.52 feet; thence North 00 degrees 12 minutes 19 seconds West
498.38 feet to the TRUE POINT OF BEGINNING; thence North 00 degrees 12 minutes 19 seconds West 100.00 feet to a point on the southeasterly right of way line of the Atlantic Coast Line Railroad; thence North 34 degrees 31 minutes 40 seconds East 525.04 feet; thence South 89 degrees 53 minutes 46 seconds East 165.38 feet to a point on the curve in the westerly right of way line of Interstate Highway 4 said curve being concave to the NE; thence southerly along the arc of said curve having a radius of 3014 feet and a central angle of 06 degrees 12 minutes 32 seconds a distance of 321.71 feet to a point on a line tangent to said curve; thence South 10 degrees 01 minutes 51 seconds West along said tangent and the westerly Interstate Highway 4 right of way 93.32 feet; thence South 89 degrees 44 minutes 14 seconds West 245.00 feet; thence South 00 degrees 15 minutes 46 seconds East 45.00 feet; thence South 58 degrees 53 minutes 58 seconds West
148.74 feet to the TRUE POINT OF BEGINNING.

                                   EXHIBIT "D"

                                OWNER'S AFFIDAVIT

                               (Florida Property)

STATE OF GEORGIA          ) SS:
COUNTY OF ___________     )

      The undersigned, Henk Evers (hereinafter the "Affiant"), being duly sworn according to law, deposes and says as follows:

      1. Affiant is the President of Ridgewood Hotels, Inc. formerly known as Ridgewood Properties, Inc., a Delaware corporation, hereinafter the "Company", that Affiant has personal knowledge of the facts that are sworn to in this affidavit, and Affiant is fully authorized and qualified to make this affidavit;

      2. That the Company is the owner of the land described on Exhibit "A" attached hereto and made a part hereof by this reference (hereinafter the "Property");

      3. That there are no unpaid bills incurred by the Company for work performed upon or materials delivered to the Property for the construction or improvement of the Property during the past twelve
            (12) months arising by, through or under the Company;

      4. Except as shown on Exhibit "B" attached hereto and made a part hereof, the Company is in exclusive undisturbed possession of the Property and no other person has possession or any right to possession of the Property or any interest therein arising by, through or under the Company, but not otherwise, including oil, gas or other minerals, and there are no unrecorded tenancies, leases or other occupancies on the Property except as shown on Exhibit "B";

      5. Except as shown on Exhibit "B", there are no financing statements, chattel mortgages, conditional bills of sale or retention of title agreements affecting any fixtures located on the Property arising by, through or under the Company, but not otherwise;

      6. Except as shown on Exhibit "B", there are no unrecorded easements or claims of easement arising by, through or under the Company, but not otherwise; and no contracts, options or rights to purchase other than in the transaction for which this affidavit is given arising by, through or under the Company;

      7. Except as shown on Exhibit "B", there are no unrecorded judgments, liens, mortgages, or other claims against the Property arising by, through or under the Company or against the Company which would attach as a lien against the Property;

      8. That no proceeding in bankruptcy has ever been instituted by or against the Company, nor has the Company ever made an assignment for the benefit of creditors;

      9. That to the best of Company's knowledge, there is no action or proceeding relating to the Property in any state or federal court of the United States nor any state or federal judgment or any federal lien of any kind or nature whatever which now constitutes a lien or charge upon the Property;

      10. That the Company has not entered into any agreement with any real estate broker for payment of a real estate commission or fees relating to the purchase, sale, management, leasing or other services in connection with the Property; and

      11. That to the best of Company's knowledge, there are no unpaid taxes, special assessments or assessments of any nature, whether imposed by governmental or private authority, against said Property.

      This affidavit is given to induce Chicago Title Insurance Company to issue its policy of title insurance including endorsements knowing full well that it will rely upon the accuracy of same.

      The Company agrees to indemnify Chicago Title Insurance Company against any loss occasioned by the inaccuracy of any of the statements listed above and any cost, expense or liability, including attorney's fees, arising from enforcement of this indemnification. The Company agrees to indemnify Chicago Title Insurance Company and agreed to hold Chicago Title Insurance Company harmless against any loss, claim, cost, damage or expense, including reasonable attorneys' fees, which it may sustain, suffer or incur by reason of defects, liens, encumbrances, adverse claims or other matters attaching or created subsequent to [effective date of title commitment] and prior to recordation of the Limited Warranty Deed conveying title to the Property.

Sworn to and subscribed before me
this ____ day of __________, 200__.


_______________________________         ________________________________________
Notary Public                           Henk Evers

[NOTARY SEAL]
My commission expires:

_______________________________

                        Exhibit "A" to Owner's Affidavit

All that certain parcel of land lying and being in the County of Seminole and State of Florida, being more particularly described as follows:

Beginning at the NW corner of the NW 1/4 of the NE 1/4 of the SW 1/4 of Section 2, Township 21 South, Range 29 East; thence North 00 degrees 14 minutes 19 seconds West 180.52 feet; thence North 00 degrees 12 minutes 19 seconds West
498.38 feet to the TRUE POINT OF BEGINNING; thence North 00 degrees 12 minutes 19 seconds West 100.00 feet to a point on the southeasterly right of way line of the Atlantic Coast Line Railroad; thence North 34 degrees 31 minutes 40 seconds East 525.04 feet; thence South 89 degrees 53 minutes 46 seconds East 165.38 feet to a point on the curve in the westerly right of way line of Interstate Highway 4 said curve being concave to the NE; thence southerly along the arc of said curve having a radius of 3014 feet and a central angle of 06 degrees 12 minutes 32 seconds a distance of 321.71 feet to a point on a line tangent to said curve; thence South 10 degrees 01 minutes 51 seconds West along said tangent and the westerly Interstate Highway 4 right of way 93.32 feet; thence South 89 degrees 44 minutes 14 seconds West 245.00 feet; thence South 00 degrees 15 minutes 46 seconds East 45.00 feet; thence South 58 degrees 53 minutes 58 seconds West
148.74 feet to the TRUE POINT OF BEGINNING.

                        Exhibit "B" to Owner's Affidavit

1. Taxes, special taxes and assessments for the current year which are liens not yet due and payable.

2. Easement from Longwood Inn, Inc. to Florida Power Corporation filed in Official Records Book 1013, Page 187, Public Records of Seminole County, Florida.

3. Easement by and among Overstreet Investment Company, ABE Kamenoff, Phyllis Kamenoff and Standard Oil Company, filed in Official Records Book 839, Page 163, aforesaid records.

4. Distribution Easement from Ridgewood Properties, Inc. to Florida Power Corporation, filed in Official Records book 1893, Page 1208, aforesaid records.

5. Easement from ABE Kamenoff and Phyllis Kamenoff to Seminole County, Florida filed in Official Records Book 530, Page 662, aforesaid records.

6. Grant of License from Ridgewood Properties, Inc. to Sanlando Utilities Corporation, filed in Official Records Book 1974, Page 1827, aforesaid records.

7. Agreement by and between CMEI, Inc. and William J. Goodman, filed in Official Records Book 1266, Page 997, aforesaid records.

8. Consent to Encroachments by and between Ridgewood Properties, Inc. and Ridgewood Orlando, Inc., filed in Official Records Book 2935, Page 615, aforesaid records (see Quitclaim Deed filed in Official Records Book 1387, Page 866, Warranty Deed filed in Official Records Book 1695, Page 589, Warranty Deed filed in Official Records Book 2106, Page 350, Special Warranty Deed filed in Official Records Book 2935, Page 531, Corrective Special Warranty Deed filed in Official Records Book 3863, Page 793 and Special Warranty Deed filed in Official Records Book 3863, Page 797, aforesaid records).

9. Any claim that any portion of said lands are sovereign lands of the State of Florida, including submerged, filled or artificially exposed lands and lands accreted to such lands.

10. Mortgage, Assignment of Rents and Security Agreement from Ridgewood Hotels, Inc. to Louisville Hotels, L.P., recorded October 18, 1999 in Official Records Book 3741, Page 1746, aforesaid records; as affected by Partial Release of Mortgage filed in Official Records Book 3789, Page 940, aforesaid records; and as affected by Corrected and Amended and Rerecorded Mortgage, Assignment of Rents and Security Agreement filed in Official Records Book 3789, Page 924, aforesaid records.

11. Financing Statement from Ridgewood Hotels, Inc., debtor, and Louisville Hotel, L.P., secured party, recorded January 20, 2000 in Official Records Book 3789, Page 946, aforesaid records.

12. Financing Statement from Ridgewood Hotels, Inc., debtor, and Louisville Hotel, L.P., secured party, recorded January 20, 2000 in Official Records Book 3789, Page 949, aforesaid records.

13. Any and all matters which would be disclosed by a current and accurate survey of the subject property.

                                   EXHIBIT "E"

                           Acknowledgement and Release

      This Acknowledgment and Release dated as of January __, 2003, is by and between Ridgewood Hotels, Inc., a Delaware corporation ("Maker"), SC Longwood Land, LLC, a Florida limited liability company ("Transferee") and Louisville Hotel, L.P., a Delaware limited partnership ("Louisville").

      WHEREAS, Maker issued to Louisville that certain Secured Promissory Note ("Florida") dated September 30, 1999, in the original principal amount of $300,000 (the Original Note");

      WHEREAS, such note has been modified and amended by that certain Renewed, Amended and Restated Secured Promissory Note as of January 31, 2003 (the "Restated Note"), a copy of which is attached hereto. The Original Note as modified and restated by the Restated Note is referred to herein as the "Note";

      WHEREAS, the Note is secured by that certain Mortgage Assignment of Rents and Security Agreement executed by Ridgewood in favor of Louisville (the "Mortgage") with respect to certain property located in Seminole County, Florida (the "Property") and originally filed with the Official Records of Seminole County, Florida on October 18, 1999 (as corrected and modified thereafter);

      WHEREAS, contemporaneously herewith, Maker is conveying to Transferee title to the Property and such Property is being conveyed subject to the Mortgage;

      NOW, THEREFORE, for good a valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

      1. Transferee hereby acknowledges and agrees that the Property is conveyed to Transferee subject to the Note and Mortgage and that Maker shall have no obligations or liabilities (monetary or otherwise) to Transferee or Louisville under the Note or Mortgage whether such obligations or liabilities arose prior to or after the date hereof.

      2. Louisville hereby consents to the transfer of the Property to Transferee subject to the Note and Mortgage and acknowledges and agrees that Maker (and its affiliates) are hereby released and discharged from any and all liabilities and obligations under the Note (monetary or otherwise) whether such obligations or liabilities arose prior to or after the date hereof.

      3. Louisville and Transferee further acknowledge and agree that the Membership Interest Security Agreement between Maker and Louisville has been amended and does not secure the obligations of Maker under the Note and that the obligations and liabilities of Maker under the Note are not secured by any property or assets other than the Mortgage with respect to the Property. 1.

      4. This Acknowledgement and Release releases Maker from any liability arising out of or relating to the Note. It is not intended to release Maker from liability, if any, of Maker as a result of Maker's ownership of the Property prior to the date of transfer. Louisville and Transferee do not have knowledge of any liability of Maker as a result of Maker's ownership of the Property.

      5. This Acknowledgement and Release shall be governed by the laws of the State of Delaware.

      6. This Acknowledgement and Release may be executed by facsimile and in one or more counterparts and each such counterpart shall constitute one agreement.

      IN WITNESS WHEREOF, this Acknowledgement and Release is executed as of the date first set forth above.

                                        Ridgewood Hotels, Inc.

                                        By:_____________________________________
                                           Henk Evers, President


                                        SC Longwood Land, LLC, a
                                        Florida limited liability company

                                        By:_____________________________________
                                        Its:_________________________


                                        Louisville Hotel, L.P.

                                        By: Louisville Hotel, Inc., a
                                            Delaware corporation

                                            By:_________________________________
                                            Its:___________________________


                                      E-2